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                                FRONTEGRA FUNDS

                               SEMI-ANNUAL REPORT
                        Frontegra Total Return Bond Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.
                                ---------------
                                 April 30, 1999

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FRONTEGRA FUNDS

TABLE OF CONTENTS

Shareholder Letter                                                        1
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Investment Highlights                                                     3
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Schedule of Investments                                                   4
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Statement of Assets and Liabilities                                       9
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Statement of Operations                                                  10
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Statements of Changes in Net Assets                                      11
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Financial Highlights                                                     12
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Notes to Financial Statements                                            13
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This report is submitted for the general information of the shareholders of the
Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund. The Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Fund. Please read the Prospectus carefully.

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FRONTEGRA FUNDS

DEAR FELLOW SHAREHOLDERS:

We are pleased to present the April 30, 1999, Semi-Annual Report for the Frontegra Total Return Bond Fund, managed by Reams Asset Management Company. The last six months proved an exciting time in the fixed income markets, as many sectors and individual securities rebounded from their lows following the debacle in the markets last autumn. While corporate and mortgage bonds were rallying, Treasury bond yields reversed course and increased significantly from their lows reached in late 1998. Despite these countervailing forces, the Fund posted strong results over the last six months and outperformed the benchmark Lehman Brothers Aggregate Bond Index.

                 Frontegra Total Return Bond Fund        1.23%
                 Lehman Aggregate Bond Index             0.69%

MARKET REVIEW

Conditions in the bond market stabilized over the past six months following a period of plummeting stock prices, exploding hedge funds and financial troubles around the globe. The resulting flight to quality caused U.S. Treasury bond yields to drop to the lowest levels in recent memory. Yields have since increased across the curve, with the yield on the 10-year Treasury bond increasing nearly 100 basis points over the last six months. At April 30, the yield on the 10-year Treasury bond stood at 5.4%.

The widening of spreads between Treasury and non-Treasury issues in October, 1998, created unprecedented opportunities in the bond market. Over the last six months, as markets have stabilized, corporate and mortgage spreads declined significantly, although there continues to be ample value in non-Treasury securities.

After reducing rates twice in 1998, the Federal Reserve left rates unchanged over the past six months. The continued strength in the U.S. economy prevented the Fed from easing, while the turmoil abroad likely restrained the Fed from tightening the money supply by increasing rates.

PERFORMANCE REVIEW

The Fund's strong relative performance resulted from both top-down and bottom-up strategies. From the top-down, we entered the period with lower than market duration, given the rally in rates in the latter part of 1998. This strategy added value, as rates backed up nearly 100 basis points.

Our individual bond selection also added value as we aggressively moved into mortgage and corporate bonds early in the period. This move proved correct as corporate bonds rallied and spreads returned to more normal levels. Mortgage- and asset-backed bonds also narrowed in spread, providing strong results similar to those in the corporate sector.

PORTFOLIO OUTLOOK AND STRATEGY

As you may recall, we focus our top-down efforts on determining the real, or inflation-adjusted, interest rate on bonds when making our duration decision. Given the Federal Reserve's monetary policy in recent years, we expect future inflation to be near 2.5%. Since 10-year Treasury bonds now yield 5.4%, our current estimate of real rates is 2.9%. This is close to the long-term neutral range of 3.0% to 3.5%. Therefore portfolio duration now stands to 4.4, which is near that of the benchmark. Our yield curve strategy is also neutral. Since long rates have risen more quickly than short-term rates, we have added to the long end of the curve, returning to a more neutral yield curve strategy.

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FRONTEGRA FUNDS

We continue to find good value in the corporate market, particularly in utilities and aircraft equipment trusts. We believe that most of the value in the corporate market can be found in the BBB sector of the market. Below investment grade holdings account for 14% of the portfolio, concentrated in electric utilities. Mortgage- and asset-backed bonds are also attractive and comprise 28% of the Fund. We continue to find good value in pass-throughs and commercial and multifamily securities. Currently, average portfolio quality is AA- and the Fund has a yield advantage of 0.60% over the benchmark.

SUMMARY

The Fund benefited from the volatility that returned to the market in late 1998, after a long period of relative calm. We believe that the Fund continues to be well positioned to take advantage of opportunities afforded us in today's market environment. As always, we appreciate your continued confidence and investment in the Fund.


Sincerely,

/s/ Mark M. Egan                 /s/ Robert A. Crider
Mark M. Egan, CFA, CPA           Robert A. Crider, CFA
Reams Asset Management Co.       Reams Asset Management Co.


/s/ Thomas J. Holmberg           /s/ William D. Forsyth
Thomas J. Holmberg, CFA          William D. Forsyth, CFA
Frontegra Asset Management       Frontegra Asset Management

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FRONTEGRA FUNDS

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

            Frontegra Total          Lehman Brothers
            Return Bond Fund       Aggregate Bond Index
          -------------------      --------------------
11/25/96        100,000                  100,000
 1/31/97         99,407                   99,850
 4/30/97         99,926                  100,471
 7/31/97        105,090                  105,392
10/31/97        107,128                  107,573
 1/31/98        109,524                  110,558
 4/30/98        110,422                  111,434
 7/31/98        112,387                  113,687
10/31/98        115,478                  117,617
 1/31/99        117,386                  119,488
 4/30/99        116,509                  118,426

----------------------------
Portfolio Total Return
FOR THE PERIOD ENDED 4/30/99
----------------------------
ONE YEAR              5.86%

AVERAGE ANNUAL
SINCE COMMENCEMENT    6.64%
----------------------------

This chart assumes an initial gross investment of $100,000 made on 11/25/96 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation, or Fitch IBCA, Inc., in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Price, coupon, paydown and total return are reported for all sectors on a month-end to month-end basis. All returns are market value-weighted inclusive of accrued interest.

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Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS
April 30, 1999 (Unaudited)

Principal Amount                                                        Value
------------------------------------------------------------------------------
               ASSET-BACKED SECURITIES  13.6%
 $  384,181    Capco America Securitization Corp., 5.86%, 12/15/07   $377,109
    900,000    Capita Equip RBL TRS, SRS97-1, 6.19%, 2/15/02          904,248
    862,617    Chase CMBS, 97-2 A1, 6.45%, 12/19/29                   866,757
    498,139    Commercial Mortgage Asset Trust 1999-C1 A1,
                 6.25%, 8/17/06                                       500,121
    600,000    Fingerhut Master Trust 1998-2A, 6.23%, 2/15/07         601,428
     46,180    Green Tree Recreational, 96-A-A1, 5.55%, 2/15/18        45,962
    250,000    Green Tree, 95-7-A5, 6.95%, 11/25/26                   256,147
     48,390    Green Tree, 95-9-A3, 6.20%, 1/15/27                     48,723
    200,000    Green Tree 96-7-M1, 7.70%, 10/15/27                    200,130
    512,999    J.P. Morgan 1996-C2, 6.47%, 3/25/05                    512,666
    213,316    Lehman Trust 96-2-A3, 7.11%, 10/25/09                  216,106
     71,819    Mego 1996-2-A2, 7.275%, 2/25/18                         72,683
     46,464    Pru. Mtg. 1993-5-A4, 7.00%, 2/25/00                     46,672
    146,458    RTC 1991-6-A1, 6.92%, 5/25/19                          147,295
    102,354    RTC 1991-6-C1, 9.00%, 9/25/28                          103,134
     95,582    Sec. Pac. 1992-3-A3, 7.45%, 9/15/12                     95,969
     11,943    SASCO 1996-CFL-A-1C, 5.94%, 2/25/28                     11,964
  1,500,000    World Financial 1996-B, 6.95%, 4/15/06               1,556,775
                                                                  -----------

               TOTAL ASSET-BACKED SECURITIES
               (cost $6,549,605)                                    6,563,889
                                                                  -----------

               CORPORATE BONDS  52.4%
               Airlines  5.6%
    619,767    America West Airlines, Inc., 7.33%, 7/2/08             633,110
    494,873    Continental Airlines 98-1, 6.648%, 9/15/17             488,554
    400,000    Delta Air Lines, Inc. 89-B, 9.75%, 6/1/03              442,268
    488,202    Delta Air Lines, Inc., 9.375%, 9/11/07                 535,904
    600,000    US Airways Inc., 6.85%, 1/30/18                        605,796
                                                                  -----------
                                                                    2,705,632
                                                                  -----------

               Diversified  2.7%
    800,000    FMC Corp., 7.125%, 11/25/02                            795,872
    500,000    Union Carbide Corp., 6.79%, 6/1/25                     493,290
                                                                  -----------
                                                                    1,289,162
                                                                  -----------

See notes to financial statements.

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Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
April 30, 1999 (Unaudited)

Principal Amount                                                        Value
------------------------------------------------------------------------------
               Energy  3.1%
 $1,000,000    CMS Energy Corp., 7.375%, 11/15/00                  $1,007,030
    502,726    Salton Sea Funding, 7.37%, 5/30/05                     517,500
                                                                  -----------
                                                                    1,524,530
                                                                  -----------
               Engines - Internal Combustion  1.0%
    500,000    Cummins Engine, 6.25%, 3/1/03                          491,310
                                                                  -----------

               Fertilizers  1.0%
    500,000    IMC Global Inc., 6.625%, 10/15/01                      496,815
                                                                  -----------

               Financial  2.9%
    300,000    Associates Corp. NA, 5.80%, 4/20/04                    296,445
  1,049,141    Midland Funding Corp., 10.33%, 7/23/02               1,098,976
                                                                  -----------
                                                                    1,395,421
                                                                  -----------

               Food Products  1.2%
    400,000    ConAgra Inc., 5.50%, 10/15/02                          391,536
    250,000    Dole Foods, 6.375%, 10/1/05                            239,410
                                                                  -----------
                                                                      630,946
                                                                  -----------

               Forest Products & Paper  1.6%
    800,000    Boise Cascade Corp., 7.48%, 6/15/05                    784,120
                                                                  -----------

               Medical/Hospitals  0.5%
    300,000    Columbia/HCA Healthcare, 7.69%, 6/15/25                253,380
                                                                  -----------

               Oil & Gas  4.9%
    613,000    Oryx Energy Corp., 10.00%, 4/1/01                      653,740
    500,000    PDV America, Inc., 7.75%, 8/1/00                       482,565
    850,000    PDV America, Inc., 7.875%, 8/1/03                      789,514
    500,000    R&B Falcon Corp., 6.50%, 4/15/03                       428,750
                                                                  -----------
                                                                    2,354,569
                                                                  -----------

               Real Estate Investment Trust  2.5%
    500,000    HPRT Properties Trust, 6.75%, 12/18/02                 485,485

    750,000    United Dominion Realty Trust, 7.60%, 1/25/02           738,892
                                                                  -----------
                                                                    1,224,377
                                                                  -----------

See notes to financial statements.

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Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
April 30, 1999 (Unaudited)

Principal Amount                                                        Value
------------------------------------------------------------------------------
               Services  2.9%
 $  236,067    Federal Express Corp., 8.04%, 11/22/07                $246,121
    334,050    Federal Express Corp., 7.85%, 1/30/15                  341,192
    150,000    Federal Express Corp., 7.84%, 1/30/18                  155,288
    500,000    Service Corporation International, 6.30%, 3/15/03      490,420
    150,000    Service Corporation International, 7.00%, 6/1/15       150,726
                                                                  -----------
                                                                    1,383,747
                                                                  -----------

               Transportation  1.0%
    500,000    JB Hunt Transport Services, 7.00%, 9/15/04             501,250
                                                                  -----------

               Utilities  11.7%
    400,000    Cleveland Electric Illuminating Co. (The),
                 7.85%, 7/30/02                                       415,824
    500,000    Cleveland Electric Illuminating Co. (The),
                 7.67%, 7/1/04                                        521,080
    250,000    Cogentrix Energy, 8.10%, 3/15/04                       250,000
    500,000    Niagara Mohawk Power Corp., 7.25%, 10/1/02             511,245
    896,000    North Atlantic Energy Corp., 9.05%, 6/1/02             902,926
    250,000    Sithe/Independence Funding, 8.50%, 6/30/07             265,630
    200,000    Sithe/Independence Funding, 9.00%, 12/30/13            223,522
    500,000    Texas Utilities, 6.75%, 3/1/03                         511,385
  1,000,000    Utilicorp United Inc. (AMBAC Insured),
                 6.875%, 10/1/04                                    1,021,120
  1,000,000    Utilicorp United Inc., 6.70%, 10/15/06               1,018,370
                                                                  -----------
                                                                    5,641,102
                                                                  -----------

               Waste Management  1.9%
    500,000    WMX Technologies, Inc., 6.65%, 5/15/05                 503,415
    400,000    WMX Technologies, Inc., 7.10%, 8/1/26                  407,712
                                                                  -----------
                                                                      911,127
                                                                  -----------

               Yankee Bonds  7.9%
  1,250,000    Republic of Argentina, Floating Rate,
                 8.726%, 4/10/05                                    1,187,500
    400,000    Imperial Tobacco O/S BV, 7.125%, 4/1/09                392,704
  1,000,000    PDVSA Finance Ltd., 1998-1, 6.45%, 2/15/04             927,430
    200,000    PDVSA Finance Ltd., 1998-1, 7.40%, 8/15/16             153,864
    700,000    Petroleos Mexicanos, 8.85%, 9/15/07                    671,125
    500,000    Rothmans Nedrlnd Holdings, 6.875%, 5/6/08              500,770
                                                                  -----------
                                                                    3,833,393
                                                                  -----------

               TOTAL CORPORATE BONDS
               (cost $25,576,604)                                  25,420,881
                                                                  -----------

See notes to financial statements.

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Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
April 30, 1999 (Unaudited)

Principal Amount                                                        Value
------------------------------------------------------------------------------
               U.S. GOVERNMENT AGENCIES  14.8%
 $  515,000    FHLMC - GNMA, Series 20H, 5.50%, 10/25/23             $457,989
    350,000    FHLMC - GNMA, Series 20L, 5.50%, 10/25/23              301,577
    241,460    FNMA, Pool 073339, 6.18%, 1/1/03                       242,817
    286,089    FNMA, Pool 160098, 7.91%, 3/1/04                       303,520
    429,893    FNMA, Pool 252093, 6.5%, 11/1/28                       427,207
    486,871    FNMA, Pool 411429, 6.5%, 2/1/28                        483,828
    481,587    FNMA, Pool 423088, 6.5%, 4/1/28                        478,577
    998,790    FNMA, Pool 433043, 6.5%, 6/1/28                        992,548
    506,313    FNMA, Pool 447704, 6.5%, 11/1/28                       503,148
    495,689    FNMA, Pool 448235, 6.5%, 11/1/28                       492,591
  1,055,211    FNMA, Pool 448635, 6.5%, 11/1/28                     1,048,616
    465,038    FNMA, Pool 449012, 6.5%, 11/1/28                       462,131
    493,773    FNMA, Pool 487778, 6.5%, 3/1/29                        490,687
    118,606    FNMA, Series 91-26G, 8.00%, 4/25/06                    122,019
     85,000    FNMA, Series 94-3PL, 5.50%, 1/25/24                     77,194
     78,900    GNMA, Pool 36629, 9.50%, 10/15/09                       85,015
    196,947    GNMHB, Pool 331001, 8.25%, 7/15/07                     207,594
                                                                  -----------

               TOTAL U.S. GOVERNMENT AGENCIES
               (cost $7,184,934)                                    7,177,058
                                                                  -----------

               U.S. TREASURY OBLIGATIONS  15.4%
               U.S. Treasury Bonds  8.7%
  1,000,000    7.50%, 11/15/16                                      1,171,470
  2,930,000    6.25%, 8/15/23                                       3,051,536
                                                                  -----------
                                                                    4,223,006
                                                                  -----------

               U.S. Treasury Notes  6.7%
  1,870,000    5.75%, 8/15/03                                       1,904,128
    350,000    6.50%, 10/15/06                                        372,684
    940,000    6.125%, 8/15/07                                        981,811
                                                                  -----------
                                                                    3,258,623
                                                                  -----------

               TOTAL U.S. TREASURY OBLIGATIONS
               (cost $7,475,986)                                    7,481,629
                                                                  -----------

See notes to financial statements.

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Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS (continued)
April 30, 1999 (Unaudited)

Principal Amount                                                        Value
------------------------------------------------------------------------------
               SHORT-TERM INVESTMENT  2.5%
 $1,230,732    UMB Bank Money Market Fiduciary                     $1,230,732
                                                                  -----------

               TOTAL SHORT-TERM INVESTMENT
               (cost $1,230,732)                                    1,230,732
                                                                  -----------

               TOTAL INVESTMENTS  98.7%
               (cost $48,017,861)                                  47,874,189

               Cash and Other Assets, less Liabilities  1.3%          651,217
                                                                  -----------

               NET ASSETS  100.0%                                 $48,525,406
                                                                  ===========

See notes to financial statements.

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Frontegra Total Return Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (Unaudited)

ASSETS:
Investments at value (cost $48,017,861)                           $47,874,189
Interest receivable                                                   645,714
Receivable from adviser                                                11,146
Deferred organizational costs, net                                     22,086
Other assets                                                            5,453
                                                                  -----------
Total assets                                                       48,558,588
                                                                  -----------

LIABILITIES:
Accrued investment advisory fee                                        15,961
Accrued expenses                                                       17,221
                                                                  -----------
Total liabilities                                                      33,182
                                                                  -----------
NET ASSETS                                                        $48,525,406
                                                                  ===========
NET ASSETS CONSIST OF:
Paid in capital                                                   $48,738,409
Accumulated net investment income                                     278,731
Accumulated net realized loss on investments                        (348,062)
Net unrealized depreciation on investments                          (143,672)
                                                                  -----------
NET ASSETS                                                        $48,525,406
                                                                  ===========
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                        100,000,000
Issued and outstanding                                              1,611,932
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE         $30.10
                                                                       ======

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1999 (Unaudited)

INVESTMENT INCOME:
Interest

                                                                   $1,643,758
                                                                  -----------

EXPENSES:
Investment advisory fees                                               96,038
Fund administration and accounting fees                                42,017
Shareholder servicing                                                  10,297
Pricing                                                                 7,456
Legal fees                                                              6,883
Audit fees                                                              6,333
Amortization of organizational costs                                    4,373
Custody fees                                                            3,788
Insurance                                                               3,208
Federal and state registration fees                                     2,809
Reports to shareholders                                                 1,159
Directors' fees and related expenses                                    1,050
Other                                                                     352
                                                                  -----------
Total expenses before waiver                                          185,763
Waiver of expenses by adviser                                        (65,716)
                                                                  -----------
Net expenses                                                          120,047
                                                                  -----------
NET INVESTMENT INCOME                                               1,523,711
                                                                  -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investments                          (344,790)
Change in unrealized appreciation/depreciation on investments       (576,946)
                                                                  -----------
NET GAINS (LOSSES) ON INVESTMENTS                                   (921,736)
                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $601,975
                                                                  ===========

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                SIX MONTHS ENDED
                                                 APRIL 30, 1999   YEAR ENDED
                                                   (UNAUDITED) OCTOBER 31, 1998
                                                  ------------   ------------
OPERATIONS:
Net investment income                               $1,523,711     $2,696,141
Net realized gains (losses) on investments           (344,790)      1,082,198
Change in net unrealized appreciation/
  depreciation on investments                        (576,946)      (266,487)
                                                  ------------   ------------
Net increase (decrease) in net assets
  resulting from operations                            601,975      3,551,852
                                                  ------------   ------------

DISTRIBUTIONS PAID FROM:
Net investment income                              (1,482,467)    (2,634,499)
Net realized gains on investments                  (1,084,178)       (83,976)
                                                  ------------   ------------
Net decrease in net assets resulting
  from distributions paid                          (2,566,645)    (2,718,475)
                                                  ------------   ------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                            810,619     11,881,429
Shares issued to holders in
  reinvestment of distributions                      2,540,708      2,687,931
Shares redeemed                                    (1,318,000)    (6,041,766)
                                                  ------------   ------------
Net increase in net assets resulting from
  capital share transactions                         2,033,327      8,527,594
                                                  ------------   ------------

TOTAL INCREASE IN NET ASSETS                            68,657      9,360,971
                                                  ------------   ------------

NET ASSETS:
Beginning of period                                 48,456,749     39,095,778
                                                  ------------   ------------
End of period (includes undistributed net
  investment income of $278,731 and
  $241,806, respectively)                          $48,525,406    $48,456,749
                                                  ============   ============

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
FINANCIAL HIGHLIGHTS

                                                  SIX MONTHS   YEAR    PERIOD
                                                    ENDED     ENDED    ENDED
                                                  APRIL 30,  OCTOBER  OCTOBER
                                                     1999      31,      31,
                                                 (UNAUDITED)   1998   1997<F1>
                                                    ------    ------   ------
NET ASSET VALUE,
  BEGINNING OF PERIOD                              $31.38    $30.85    $30.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)                         0.97      1.75      1.37
Net realized and unrealized gains
  (losses) on investments                          (0.59)      0.59      0.70
                                                   ------    ------    ------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                              0.38      2.34      2.07
                                                   ------    ------    ------

LESS DISTRIBUTIONS PAID:
From net investment income                         (0.95)    (1.75)    (1.22)
From net realized gains on investments             (0.71)    (0.06)         -
                                                   ------    ------    ------
TOTAL DISTRIBUTIONS PAID                           (1.66)    (1.81)    (1.22)
                                                   ------    ------    ------

NET ASSET VALUE, END OF PERIOD                     $30.10    $31.38    $30.85
                                                   ======    ======    ======

TOTAL RETURN<F2>                                    1.23%     7.79%     7.13%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)          $48,525   $48,457   $39,096
Ratio of expenses to average net assets<F3><F4> 0.50% 0.50% 0.50% Ratio of net investment income
  to average net assets<F3><F4>                     6.34%     5.79%     6.02%
Portfolio turnover rate<F2>                           67%      131%      202%

<F1> Commenced operations on November 25, 1996
<F2> Not annualized for periods less than a full year
<F3> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.77%, 0.78% and 1.27%, and the ratio of net investment income to average net assets would have been 6.07%, 5.51% and 5.25% for the periods ended April 30, 1999, October 31, 1998 and October 31, 1997, respectively.
<F4> Annualized

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 1999 (Unaudited)

(1)  ORGANIZATION
     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of three series: the Frontegra Total Return Bond Fund (the "Fund"), the Frontegra Opportunity Fund and the Frontegra Growth Fund. The Fund commenced operations on November 25, 1996. Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced its investment activities.

(2)  SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     (a)  Investment Valuation
          Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service, unless actual sale prices are available. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams Asset Management Co., LLC (the "Sub-Adviser") pursuant to guidelines established by the Board of Directors.

     (b)  Federal Income Taxes
          No federal income tax provision has been made since the Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1999 (Unaudited)

     (c)  Distributions to Shareholders
          Dividends from net investment income are usually declared and paid quarterly. Distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at April 30, 1999, reclassifications were recorded to decrease accumulated net investment income by $4,319, decrease accumulated net realized losses on investments by $6,275 and decrease paid in capital by $1,956.
          (d)  Other
          Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENT ADVISER
     The Fund has an agreement with the Adviser, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets. The Adviser has agreed to voluntarily waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.50% of the Fund's average daily net assets.

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FRONTEGRA FUNDS

Frontegra Total Return Bond Fund
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1999 (Unaudited)

(4)  CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund were as follows:

                                          SIX MONTHS ENDED       YEAR ENDED
                                           APRIL 30, 1999     OCTOBER 31, 1998
                                          ---------------      --------------
     Shares sold                               25,697             385,190
     Shares issued to holders in
       reinvestment of distributions           83,579              86,889
     Shares redeemed                         (41,596)           (195,049)
                                            ---------           ---------
                                               67,680             277,030
                                            =========           =========


(5)  INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Fund for the six months ended April 30, 1999, are summarized below:

     Purchases     $12,925,111
     Sales         $13,508,591

     Purchases and sales of U.S. government securities were $19,676,118 and $17,687,445, respectively.

     At April 30, 1999, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $48,049,992 were as follows:
     Appreciation                                  $ 373,054
     Depreciation                                  (548,857)
                                                  ----------
     Net depreciation on investments              $(175,803)
                                                  ==========

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                             FRONTEGRA FUNDS, INC.
                      c/o Sunstone Investor Services, LLC
                 P.O. Box 2142, Milwaukee, Wisconsin 53201-2142

                                                                     FB-410-0699